UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2015

Mylan Inc.	Mylan N.V.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Pennsylvania	The Netherlands
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9114	333-199861
(Commission File Number)	(Commission File Number)

25-1211621	98-1189497
(IRS Employer Identification No.)	(IRS Employer Identification No.)

1000 Mylan Boulevard Canonsburg, PA 15317	Albany Gate, Darkes Lane Potters Bar, Herts EN6 1AG, UNITED KINGDOM
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(724) 514-1800	+ 44 (0) 1707 853 000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 2, 2015, Mylan N.V. and Mylan Inc. issued a press release reporting Mylan Inc.’s financial results for the period ended December 31, 2014 and full year 2015 financial guidance for Mylan N.V. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release announcing 2014 financial results for Mylan Inc. and 2015 financial guidance for Mylan N.V., dated March 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date: March 2, 2015	By:	/s/ John D. Sheehan
John D. Sheehan Executive Vice President and Chief Financial Officer

MYLAN N.V.

Date: March 2, 2015	By:	/s/ John D. Sheehan
John D. Sheehan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing 2014 financial results for Mylan Inc. and 2015 financial guidance for Mylan N.V., dated March 2, 2015.